                                               WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

                                  HICKORY FUND

                                   QUARTERLY

                                     REPORT

                               JUNE 30, 2000

                        ONE PACIFIC PLACE, SUITE 600
                           1125 SOUTH 103 STREET
                         OMAHA, NEBRASKA 68124-6008

                                402-391-1980
                                800-232-4161
                              402-391-2125 FAX

                               www.weitzfunds.com

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                          PERFORMANCE SINCE INCEPTION

The following table summarizes performance information for the fund as compared to the S&P 500 over the periods indicated. The table also sets forth average annual total return data for the fund for the one and five year periods ended June 30, 2000, and for the period since inception, calculated in accordance with SEC standardized formulas.

                                                                                                  DIFFERENCE
                        PERIOD ENDED                          HICKORY FUND      S&P 500     HICKORY FUND -- S&P 500
                        ------------                          ------------      -------     -----------------------

June 30, 2000 (6 months)                                             -18.7%          -0.4%               -18.3%

Dec. 31, 1999                                                         36.7           21.0                 15.7

Dec. 31, 1998                                                         33.0           28.6                  4.4

Dec. 31, 1997                                                         39.2           33.4                  5.8

Dec. 31, 1996                                                         35.4           22.9                 12.5

Dec. 31, 1995                                                         40.5           37.5                  3.0

Dec. 31, 1994                                                        -17.3            1.3                -18.6

Dec. 31, 1993 (9 months)                                              20.3            5.5                 14.8

Since Inception (April 1, 1993) Cumulative                           288.9          273.2                 15.7

Compound Annual
  Average Return                                                      20.6           19.9                  0.7

The fund's average annual total return for the one and five years ended
June 30, 2000, and for the period since inception (April 1, 1993) was -10.1%, 26.9% and 20.6%, respectively. The returns assume redemption at the end of each period and reinvestment of dividends.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND

The chart below depicts the change in the value of a $25,000 investment for the period since inception of the Hickory Fund (April 1, 1993) through June 30, 2000, as compared with the growth of the Standard & Poor's 500 Index during the same period. The Standard & Poor's Index is an unmanaged index consisting of 500 companies generally representative of the market for stocks of large-size U.S. companies. The information assumes reinvestment of dividends and capital gains distributions. A $25,000 investment in the Hickory Fund on April 1, 1993, would have been valued at $97,235 on June 30, 2000.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          HICKORY FUND  S&P 500
1-APR-93    $25,000     $25,000
Apr-93         $22,905  $24,396
May-93         $24,000  $25,046
Jun-93         $24,152  $25,119
Jul-93         $24,872  $25,018
Aug-93         $26,801  $25,965
Sep-93         $27,001  $25,765
Oct-93         $28,757  $26,298
Nov-93         $27,860  $26,048
Dec-93         $30,067  $26,363
Jan-94         $29,605  $27,258
Feb-94         $29,119  $26,519
Mar-94         $27,527  $25,364
Apr-94         $27,265  $25,690
May-94         $27,516  $26,110
Jun-94         $26,197  $25,470
Jul-94         $26,038  $26,306
Aug-94         $27,590  $27,382
Sep-94         $27,297  $26,714
Oct-94         $26,947  $27,312
Nov-94         $25,452  $26,318
Dec-94         $24,869  $26,708
Jan-95         $24,968  $27,400
Feb-95         $25,999  $28,466
Mar-95         $26,378  $29,305
Apr-95         $26,307  $30,167
May-95         $27,764  $31,370
Jun-95         $29,583  $32,098
Jul-95         $31,215  $33,162
Aug-95         $33,361  $33,244
Sep-95         $34,777  $34,647
Oct-95         $33,309  $34,523
Nov-95         $34,336  $36,037
Dec-95         $34,932  $36,731
Jan-96         $36,745  $37,979
Feb-96         $37,212  $38,332
Mar-96         $37,083  $38,701
Apr-96         $37,913  $39,271
May-96         $39,878  $40,282
Jun-96         $40,846  $40,435
Jul-96         $37,536  $38,650
Aug-96         $40,117  $39,466
Sep-96         $42,189  $41,685
Oct-96         $42,857  $42,834
Nov-96         $44,915  $46,069
Dec-96         $47,281  $45,156
Jan-97         $48,987  $47,976
Feb-97         $50,153  $48,352
Mar-97         $47,530  $46,369
Apr-97         $47,615  $49,135
May-97         $54,306  $52,124
Jun-97         $55,237  $54,458
Jul-97         $57,395  $58,790
Aug-97         $58,096  $55,499
Sep-97         $62,047  $58,536
Oct-97         $62,877  $56,584
Nov-97         $62,141  $59,201
Dec-97         $65,803  $60,216
Jan-98         $67,763  $60,882
Feb-98         $71,394  $65,270
Mar-98         $81,664  $68,610
Apr-98         $88,465  $69,300
May-98         $85,283  $68,110
Jun-98         $89,485  $70,874
Jul-98         $90,988  $70,121
Aug-98         $80,006  $59,993
Sep-98         $75,548  $63,837
Oct-98         $76,215  $69,025
Nov-98         $81,957  $73,206
Dec-98         $87,522  $77,422
Jan-99         $90,666  $80,658
Feb-99         $91,426  $78,152
Mar-99         $95,887  $81,278
Apr-99        $104,102  $84,425
May-99        $104,548  $82,434
Jun-99        $108,215  $87,005
Jul-99        $105,837  $84,291
Aug-99        $102,055  $83,871
Sep-99        $104,176  $81,575
Oct-99        $108,960  $86,734
Nov-99        $108,531  $88,501
Dec-99        $119,614  $93,710
Jan-00        $106,250  $89,002
Feb-00         $98,980  $87,319
Mar-00        $103,535  $95,856
Apr-00        $100,217  $92,973
May-00        $100,337  $91,064
Jun-00         $97,235  $93,309

                          AVERAGE ANNUAL TOTAL RETURNS

                                                                         SINCE INCEPTION
                                     1-YEAR             5-YEARS          (APRIL 1, 1993)
                                  -------------         --------         ----------------
HICKORY FUND....................         -10.1%          26.9%                20.6%
Standard & Poor's 500 Index.....           7.2%          23.8%                19.9%

This information represents past performance of the Hickory Fund and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                        JUNE 30, 2000 - QUARTERLY REPORT

                                                                    July 6, 2000

Dear Fellow Shareholder:

      The stock market struggled during the second quarter, with all the major averages losing ground and technology stocks having the most difficulty. The value of a Hickory share lost 6.1% during the quarter, while the S&P 500's total return (including reinvested dividends) was -2.7%. Over the last twelve months, Hickory's total return was -10.1%, while the S&P 500's total return was +7.2%. According to Lipper, the average growth mutual fund had a total return of +19.6% over the same twelve month period.

REVIEW AND OUTLOOK

      The second quarter brought further evidence that expectations of rapidly rising stock prices without interruption are overly optimistic. Those stocks that suffered the most included many technology and Internet companies with high market prices relative to little, if any, current income. The market seems to have begun to question whether paying any price for future prospects makes sense.

      This trend is quite healthy. In the long run, more skepticism and focus on value and less blind euphoria among investors should create a more favorable environment for our investing style. In the short run, however, it is not surprising that Hickory has not been able to make any headway. Our style of buying growing value, priced at a discount has the potential to work well over the long run, but it holds no special key to protect us from market downturns. Because we look for out of favor situations that appear undervalued compared to long-term prospects, our style demands patience. I continue to like the companies we own. The current stock market prices of our companies continue to look quite low relative to their underlying value. I remain convinced that our patience will eventually be rewarded.

      Overall, it was a quiet quarter for Hickory. Because so many of our stocks seem substantially undervalued, significant changes to the portfolio were not needed. I prefer to trade as little as possible because active trading implies an ability to predict short-term stock price movements, and I don't believe I have any special capabilities in that arena. I have remained active in the search for new companies to buy, and the list of potential investments is growing. Thus far, however, nothing has looked more attractive than those companies we already own.

HICKORY DIVIDEND

      I hate paying taxes. And beneath all of the accounting complications of share prices, number of shares, and changing cost basis, mutual fund dividends are simply a taxable event. Since Hickory recently paid a large dividend, it seems timely to discuss mutual fund dividends in general and this dividend in particular.

      I do my personal investing in Hickory. Therefore, it should come as no surprise to you that I do not like to see Hickory paying large dividends. That does not mean, however, that my primary goal in managing Hickory is to minimize dividends. My goal is to maximize long-term returns. The key implication of this statement is that I WILL sell stocks that I believe are no longer cheap. When possible, I will defer those sales so that our tax bill comes later. That has been the history over the last several years. Our performance has been quite good, while our dividends have been quite small compared to our returns. But it is not possible to delay sales of appreciated stock forever and still maximize long-term returns. Therefore, there will be times when the piper must be paid. This is one of those times.

      I also realize that it is particularly galling to have a large tax bill at a time when the fund's performance isn't what we want it to be. This timing is certainly not predictable, but it also isn't as surprising as it might first appear. There are two primary reasons why gains were generated at this time. First, several stocks in the portfolio had appreciated to the point where they were no longer cheap and where our position was too large relative to other attractive opportunities. This was particularly true of Telephone and Data Systems, Noble Drilling, and Liberty Media. Many of these sales actually took place in the last two months of 1999. Mutual fund rules allowed the fund to defer paying out those gains until now, delaying reported income from 1999 to 2000.

      The second reason for the size of this dividend was the need to raise cash to pay redeeming shareholders during the first quarter. In order to raise this cash, I sold those stocks that I felt were least cheap and therefore had the least long-term potential. I believe this process strengthened our portfolio. The cost, however, was that many of the least cheap stocks also had appreciated the most, resulting in larger realized gains.

      One final comment on the topic seems appropriate. It would have been better for most shareholders if short-term holders had not invested in the first place. That is why I try to discuss my investment approach and its characteristics, both good and bad. It is also one of the reasons why we chose to close Hickory. We are all best served by a patient, stable shareholder base that has a long-term, value driven investment philosophy.

SUMMARY

      Hickory has prospered historically because we have bought stocks when others did not want them, and have had the patience to wait for the market to once again care. This strategy has never resulted in smooth, predictable performance, as our losses in 1994 and the fall of 1998 demonstrated. I do not enjoy these periods of underperformance any more than you do, but I do believe they are an inevitable part of stock market investing in general and our investment style in particular. More importantly, I continue to believe that the long-term potential of our current investments is quite high. Therefore, I remain optimistic about the next several years.

      Thank you for your continuing support.

                                                       Sincerely,

                                                       /s/ RICHARD F. LAWSON

                                                       Richard F. Lawson
                                                       Portfolio Manager

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 JUNE 30, 2000
                                  (UNAUDITED)

  SHARES
 OR UNITS                                                                      COST             VALUE
-----------                                                                ------------      ------------
             COMMON STOCKS -- 94.9%
             AUTO SERVICES -- 4.2%
  1,130,700  Insurance Auto Auctions, Inc.*                                $ 14,746,444      $ 23,886,037
                                                                           ------------      ------------

             CABLE TELEVISION -- 3.1%
    379,983  Adelphia Communications Corp. CL A*                              6,992,176        17,811,703
                                                                           ------------      ------------

             CONSUMER PRODUCTS AND SERVICES -- 7.8%
  1,363,200  American Classic Voyages Co.*                                   19,227,302        28,116,000
    702,200  Premier Parks, Inc.*                                            20,638,802        15,975,050
                                                                           ------------      ------------
                                                                             39,866,104        44,091,050
                                                                           ------------      ------------

             DIVERSIFIED INDUSTRIES -- 0.3%
     54,700  Lynch Corp.*                                                     1,953,299         1,770,913
                                                                           ------------      ------------

             FINANCIAL GUARANTEE INSURANCE -- 4.5%
    544,100  The PMI Group, Inc.                                             15,533,921        25,844,750
                                                                           ------------      ------------

             FINANCIAL SERVICES -- 16.7%
  1,223,200  AmeriCredit Corp.*                                              15,677,301        20,794,400
        350  Berkshire Hathaway, Inc. CL A*                                  25,528,400        18,830,000
    735,000  Capital One Financial Corp.                                     23,009,841        32,799,375
  4,983,600  Imperial Credit Industries, Inc.*                               76,714,986        21,180,300
  1,031,000  United Panam Financial Corp.*                                    9,635,169         1,063,219
                                                                           ------------      ------------
                                                                            150,565,697        94,667,294
                                                                           ------------      ------------

             HEALTH CARE -- 3.2%
    732,500  Lincare Holdings, Inc.*                                         18,775,794        18,037,813
                                                                           ------------      ------------

             LODGING AND GAMING -- 3.9%
  1,063,500  Harrah's Entertainment, Inc.*                                   15,692,726        22,267,031
                                                                           ------------      ------------

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                      COST             VALUE
-----------                                                                ------------      ------------
             MEDIA AND ENTERTAINMENT -- 4.8%
    718,050  Valassis Communications, Inc.*                                $ 15,787,236      $ 27,375,656
                                                                           ------------      ------------

             METAL PROCESSING AND FABRICATION -- 2.9%
  1,110,600  Quanex Corp.                                                    19,248,464        16,520,175
                                                                           ------------      ------------

             MORTGAGE BANKING -- 8.7%
     26,946  New Century Financial Corp.*                                       232,409           234,935
  1,417,400  Countrywide Credit Industries, Inc.                             42,680,703        42,964,937
  1,492,500  Resource Bancshares Mtg. Grp., Inc.                             22,846,411         6,249,844
                                                                           ------------      ------------
                                                                             65,759,523        49,449,716
                                                                           ------------      ------------

             PRINTING SERVICES -- 5.2%
  3,426,400  Mail-Well, Inc.*                                                42,015,151        29,552,700
                                                                           ------------      ------------

             REAL ESTATE INVESTMENT TRUSTS -- 3.9%
    968,113  Dynex Capital, Inc.*                                            18,821,190         1,512,677
    879,332  Fortress Investment Corp.                                       15,736,499        13,189,980
     21,807  Healthcare Financial Partners Units**                            2,175,248         2,180,700
    520,000  NovaStar Financial, Inc.*                                        9,356,282         1,982,500
    220,000  Redwood Trust, Inc.                                              4,964,257         3,080,000
                                                                           ------------      ------------
                                                                             51,053,476        21,945,857
                                                                           ------------      ------------

             RETAIL DISCOUNT -- 5.5%
  2,626,400  Consolidated Stores Corp.*                                      44,308,869        31,516,800
                                                                           ------------      ------------

             SATELLITE SERVICES -- 7.2%
  1,162,800  Loral Space & Communications, Ltd.*                             18,248,130         8,066,925
  2,676,500  Orbital Sciences Corp.*                                         46,888,739        32,619,844
                                                                           ------------      ------------
                                                                             65,136,869        40,686,769
                                                                           ------------      ------------

                    WEITZ SERIES FUND, INC. -- HICKORY FUND
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

  SHARES
 OR UNITS                                                                      COST             VALUE
-----------                                                                ------------      ------------
             TELECOMMUNICATIONS SERVICES -- 8.2%
    889,732  Centennial Communications Corp.*                              $  3,564,071      $ 12,233,815
     51,200  Lynch Interactive Corp.                                          2,758,248         4,812,800
    293,900  Telephone and Data Systems, Inc.                                10,774,323        29,463,475
                                                                           ------------      ------------
                                                                             17,096,642        46,510,090
                                                                           ------------      ------------

             TEMPORARY EMPLOYMENT SERVICES -- 4.8%
  4,146,500  Labor Ready, Inc.*                                              47,621,117        27,470,562
                                                                           ------------      ------------
                     Total Common Stocks                                    632,153,508       539,404,916
                                                                           ------------      ------------

             WARRANTS -- 0.0%
    260,000  NovaStar Financial, Inc., Expiring 2/03/01*                      1,688,775               260
                                                                           ------------      ------------

             CONVERTIBLE PREFERRED STOCKS -- 0.8%
    871,429  NovaStar Financial, Inc. 7% Pfd. Class B Cumulative*             5,772,636         4,688,288
                                                                           ------------      ------------

   FACE
  AMOUNT
-----------
             SHORT-TERM SECURITIES -- 4.4%
$24,908,694  Wells Fargo Government Money Market Fund                        24,908,694        24,908,694
                                                                           ------------      ------------
                     Total Investments in Securities                       $664,523,613       569,002,158
                                                                           ============
             Other Liabilities in Excess of Other Assets -- (0.1)%                               (846,211)
                                                                                             ------------
                     Total Net Assets -- 100%                                                $568,155,947
                                                                                             ============
                     Net Asset Value Per Share                                               $      27.06
                                                                                             ============

*Non-income producing
**Each unit, which is restricted as to sale, consists of five shares of common stock and one stock purchase warrant. The company distributed an additional warrant per unit to unitholders during 1998. The warrants currently have no value or cost assigned to them.

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                                       10

                 (This page has been left blank intentionally.)

       WEITZ SERIES FUND, INC.
--------------------------------------------------------------------------------

       BOARD OF DIRECTORS
          Lorraine Chang
          John W. Hancock
          Richard D. Holland
          Thomas R. Pansing, Jr.
          Delmer L. Toebben
          Wallace R. Weitz

       OFFICERS
          Wallace R. Weitz, President
          Mary K. Beerling, Vice-President & Secretary
          Linda L. Lawson, Vice-President
          Richard F. Lawson, Vice-President

       INVESTMENT ADVISER
          Wallace R. Weitz & Company

       DISTRIBUTOR
          Weitz Securities, Inc.

       CUSTODIAN
          Wells Fargo Bank Minnesota,
          National Association

       TRANSFER AGENT AND DIVIDEND PAYING AGENT
          Wallace R. Weitz & Company

       SUB-TRANSFER AGENT
          National Financial Data Services, Inc.

       This report has been prepared for the
       information of shareholders of Weitz Series
       Fund, Inc. -- Hickory Fund. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

          8/02/2000

          514359